UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

Outbrain Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40643	20-5391629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West 19th Street
New York, NY 10011
 (Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (646) 867-0149

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On June 6, 2025, Outbrain Inc. (the “Company”) filed with the Secretary of State of the State of Delaware an amendment and restatement of the Company’s Twelfth Amended and Restated Certificate of Incorporation (the “Thirteenth Amended and Restated Certificate of Incorporation”) changing the Company’s corporate name from “Outbrain Inc.” to “Teads Holding Co.” (the “Name Change”). The Thirteenth Amended and Restated Certificate of Incorporation and the Name Change became effective on June 6, 2025 (the “Effective Date”). Pursuant to Delaware law, the Thirteenth Amended and Restated Certificate of Incorporation was approved by the Company’s board of directors in advance of the filing. A stockholder vote was not necessary to effectuate the Name Change.

The foregoing description of the Thirteenth Amended and Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by the full text of the Thirteenth Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment and Restatement of Bylaws

The Board also approved an amendment and restatement of the Company’s Amended and Restated Bylaws, as amended on February 3, 2025 (the “Amended and Restated Bylaws”), to implement the Name Change and make certain other technical changes, effective as of the Effective Date.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Bylaws, which are filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.          Regulation FD Disclosure.

On June 9, 2025, the Company issued a press release announcing the Name Change, a copy of which is attached to Exhibit 99.1 hereto.

Information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 8.01.          Other Events.

In connection with the Name Change, the Company intends to change its ticker symbol on the Nasdaq Stock Market LLC from “OB” to “TEAD” for its common stock, par value $0.001 per share, which the Company expects to be effective on or about June 10, 2025. There will be no change to the Company’s CUSIP in connection with the Name Change.

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Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Thirteenth Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
99.1	Press Release, dated June 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTBRAIN INC.

Date: June 9, 2025	By:	/s/ David Kostman
		Name:	David Kostman
		Title:	Chief Executive Officer

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